UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 3, 2026

Cycurion, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Boro Place, Suite 420C McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 341-6680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CYCU	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $345.00 per share	CYCUW	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed by Cycurion, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on June 9, 2026 (the “Original Form 8-K”), which reported the completion on June 3, 2026 of the merger contemplated by that certain Merger Agreement, dated May 21, 2026, by and among the Company, Cycurion Merger Sub, LLC and Secuvant, LLC (“Secuvant”), pursuant to which Cycurion Merger Sub, LLC merged with and into Secuvant, with Secuvant surviving as a wholly owned subsidiary of the Company.

This Amendment is being filed to provide the financial statements required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, and to furnish management’s discussion and analysis of financial condition and results of operations of Secuvant as supplemental information.

Except as expressly provided herein, this Amendment does not modify, amend or supplement any information contained in the Original Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Secuvant as of December 31, 2025, and 2024 and for the years then ended, together with the related notes and the report of WWC, P.C., independent registered public accounting firm, and the unaudited condensed interim financial statements of Secuvant as of June 30, 2026 and for the six months ended June 30, 2026 and 2025, together with the related notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of Secuvant is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information has been prepared for informational purposes only in accordance with Article 11 of Regulation S-X and is not necessarily indicative of the financial position or results of operations that would have occurred had the acquisition been completed on the dates assumed therein, nor is it necessarily indicative of future results.

Supplemental Information.

Management’s discussion and analysis of financial condition and results of operations of Secuvant as of and for the years ended December 31, 2025, and 2024 and as of and for the six months ended June 30, 2026 and 2025 is furnished as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of WWC, P.C., independent registered public accounting firm.
99.1	Historical Financial Statements of Secuvant, LLC
99.2	Unaudited Pro Forma Condensed Combined Financial Information.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Secuvant, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date:	October 28, 2026	By:	/s/ L. Kevin Kelly
		Name:	L. Kevin Kelly
		Title:	Chief Executive Officer